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                                                                   Exhibit 10.56

                                EIGHTH AMENDMENT
                                     TO THE
                      FISHER SCIENTIFIC INTERNATIONAL INC.
                         SAVINGS AND PROFIT SHARING PLAN

      WHEREAS, Fisher Scientific International Inc. (the "Company") has entered into the Asset Purchase Agreement dated as of October 16, 2003 among Pfizer Inc. , Pharmacia & Upjohn Company and Fisher Clinical Services, Inc. (the "Agreement"); and

      WHEREAS, the Fisher Scientific International Inc. Administrative and Investment Committee (the "Committee") has the authority pursuant to Sections
11.1 and 11.5 of the Fisher Scientific International Inc. Savings and Profit Sharing Plan (the "Plan") to credit certain employees with eligibility and vesting service based upon their service with a prior employer; and

      WHEREAS, the Agreement specifies and the Committee desires the grant of such services to former employees of Pharmacia & Upjohn Company (and its affiliates) who are engaged in the clinical drug supply packaging and warehouse business located at Kensington Center in Mount Prospect, Illinois (the "Mount Prospect Employees") who are employed by Fisher Clinical Services, Inc. as of November 30, 2003 (the Closing Date - as defined in the Agreement); and

      WHEREAS, the Agreement specifies and the Committee desires the contribution of an additional 8.5% of pay (as defined herein) to the accounts of the Mount Prospect Employees for each of the next two plan years (2004 and 2005); and

      WHEREAS, the Agreement specifies and the Committee desires to permit the merger of a spinoff of the account balances of the Mount Prospect Employees from the Pharmacia Savings Plan with and into the Plan after the Closing Date and the preservation of certain protected benefits, rights and features of the Pharmacia Savings Plan with respect to such account balances as reflected in Schedule L to the Plan;

      NOW, THEREFORE, be it resolved as follows:

      RESOLVED, Schedule D to the Plan is amended by the addition of a new section at the end thereof to read as follows:

      "7. Mount Prospect Employees.

            With respect to each employee of the clinical drug supply packaging and warehouse business located at Kensington Center in Mount Prospect, Illinois (the "Mount Prospect Employees") who became an Employee of Fisher Clinical Services, Inc. in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement dated as of October 16, 2003 among Pfizer Inc. , Pharmacia & Upjohn Company and Fisher Clinical Services, Inc. (the "Agreement"), such employee's service for purposes of determining the

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Employee's eligibility to participate in the Plan and vesting service under the
Plan shall be determined under the applicable provisions hereof as if his period of employment with Pharmacia & Upjohn Company (and its affiliates) was a period of employment with the Company. The Eligibility Service requirement of Section
2.1 shall not apply to any Mount Prospect Employee who is employed on November 30, 2003.

      In addition, Mount Prospect Employees shall be entitled to an additional annual contribution of 8.5% of Pay (defined as "base pay plus overtime, shift differentials, premium pay, commissions, bonuses or incentive pay, and shall exclude retention and retention/performance allowances") for each of the 2004 and 2005 Plan Years provided such employees are employed on the last day of the Plan Year. Such contribution shall be in the form of a Discretionary Contribution allocated to Mount Prospect Employees and based on Pay earned during the applicable Plan Year."

      RESOLVED, FURTHER, that the Committee desires to amend the Plan to comply with the requirements of Section 401(a)(9) of the Internal Revenue Code of 1986, as amended (the "Code") and the final and temporary regulations issued thereunder and intends the provisions of the new Article 6A (attached hereto) as good faith compliance with the requirements of the model plan amendment issued in Rev. Proc. 2002-29 and the guidance issued thereunder.

      RESOLVED, FINALLY, that all other provisions of the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the Fisher Scientific International Inc. Savings and Profit Sharing Plan is amended this 2nd day of December, 2003.

                                        ADMINISTRATIVE AND INVESTMENT COMMITTEE

                                        /s/ Paul M. Meister
                                        ------------------------------------
                                        Paul M. Meister

                                        /s/ Todd M. DuChene
                                        ------------------------------------
                                        Todd M. DuChene


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                                   ARTICLE 6A.

                     REVISED MINIMUM REQUIRED DISTRIBUTIONS

      6A.1. EFFECTIVE DATES. The provisions of this Article 6A. will apply for purposes of determining the required minimum distributions for distributions on or after January 1, 2003.

      6A.2. DEFINITIONS. For purposes of this Article 6A., the following definitions shall apply:

            (A) DESIGNATED BENEFICIARY. The individual who is designated as the beneficiary under Plan Section 1.11 and is the Designated Beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-1, Q&A-4 of the treasury regulations.

            (B) DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which the distributions are required to begin under Section 6A.3(b). The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

            (C) LIFE EXPECTANCY. A beneficiary's life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the treasury regulations.

            (D) RMD ACCOUNT BALANCE. The account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (the "VALUATION CALENDAR YEAR") increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the Valuation Calendar Year after the valuation date and decreased by distributions made in the Valuation Calendar Year after the valuation date. The account balance for the Valuation Calendar


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                  Year includes any amounts rolled over or transferred to the
                  Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

            (E) SPECIAL ELECTION. A provision of the Plan included in this Article which supersedes the general presumptions set forth in Code Section 401(a)(9) and the treasury regulations thereunder. To the extent that this Article does not include any provisions for Special Elections, the default provisions of Code Section 401(a)(9), as set forth below shall apply.

      6A.3. TIME AND MANNER OF DISTRIBUTION. Subject to any Special Election set forth in this Article, the following rules shall apply:

            (A) REQUIRED BEGINNING DATE. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the April 1 of the calendar year following the later the calendar year in which such Participant attains age 70 1/2 or the calendar year in which the Employee retires, in accordance with Code Section 401(a)(9).

            (B) DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                  (I) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then, except as provided herein, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                  (II) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then, except as provided herein, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                  (iii) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (IV) If the Participant's surviving spouse is the Participant's sole

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                        Designated Beneficiary and the surviving spouse dies
                        after the Participant but before distributions to the surviving spouse begin, this Section 6A.3(b), other than
                        Section 6A.3(b)(i), will apply as if the surviving spouse were the Participant.

      For purposes of this Section 6A.3(b) and Section 6A.5., unless Section 6A.3(b)(iv) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section 6A.3(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 6A.3(b)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 6A.3(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

            (C) FORMS OF DISTRIBUTION. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 6A.04. and 6A.05. of this Article 6A. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with Code Section 401(a)(9) and the treasury regulations.

      6A.4. REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME. Subject to any Special Election set forth in this Article, the following rules shall apply:

            (A) AMOUNT OF REQUIRED MINIMUM DISTRIBUTIONS FOR EACH DISTRIBUTION CALENDAR YEAR. During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

                  (I) the quotient obtained by dividing the RMD Account Balance by the distribution period in the Uniform Lifetime Table set forth in treasury regulations Section 1.401(a)(9)-9, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

                  (II) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the RMD Account Balance by the number in the Joint and Last Survivor Table set forth in treasury regulations Section 1.401(a)(9)-9, using the Participant's and the spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

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            (B)   LIFETIME REQUIRED MINIMUM DISTRIBUTIONS CONTINUE THROUGH YEAR
                  OF PARTICIPANT'S DEATH. Required minimum distributions will be determined under this Section 6A.4 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

      6A.5. REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH. Subject to any Special Election set forth in this Article, the following rules shall apply:

            (A)   DEATH ON OR AFTER DATE DISTRIBUTIONS BEGIN.

                  (I) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the RMD Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

                        (1) The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                        (2) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                        (3) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the

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                              Beneficiary (DEFINED TERM) in the year following
                              the year of the Participant's death, reduced by one for each subsequent year.

                  (II) NO DESIGNATED BENEFICIARY. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the RMD Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

            (B)   DEATH BEFORE DATE DISTRIBUTIONS BEGIN.

                  (I) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. Except as provided herein, if the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in
                        Section 6A.5(a).

                  (II) NO DESIGNATED BENEFICIARY. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (III) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO
                        SURVIVING SPOUSE ARE REQUIRED TO BEGIN. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to being to the surviving spouse under Section 6A.3(b)(i), this Section 6A.5(b) will apply as if the surviving spouse were the Participant.

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      6A.6 EARLY EFFECTIVE DATE AND GENERAL RULES.

            (A) COORDINATION WITH MINIMUM DISTRIBUTION REQUIREMENTS PREVIOUSLY IN EFFECT. If Plan Section 6A.1 above specifies an effective date of this Article 6A that is earlier than January 1, 2003, required minimum distributions for 2002 under this Article 6A. will be determined as follows:

                  (I) If the total amount of 2002 required minimum distributions under the Plan made to the Distributee prior to the effective date of this Article 6A. equals or exceeds the required minimum distributions determined under this Article 6A., then no additional distributions will be required to be made for 2002 on or after such date to the Distributee.

                  (II) If the total amount of 2002 required minimum distributions under the Plan made to the Distributee prior to the effective date of this Article 6A. is less than the amount determined under this Article 6A., then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the Distributee will be the amount determined under this
                        Article 6A.

            (B) PRECEDENCE. The requirements of this Article 6A. will supersede any contrary provisions of the Plan.

            (C) REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED. All distributions required under this Article 6A. will be determined and made in accordance with the treasury regulations under Code Section 401(a)(9).

            (D) TEFRA SECTION 242(B)(2) ELECTIONS. Notwithstanding the other provisions of this Article 6A., distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act ("TEFRA") and the provisions of the Plan that relate to TEFRA Section 242(b)(2).